UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2023
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its 2023 Annual Meeting of Stockholders on June 13, 2023 (the “2023 Annual Meeting”). At the 2023 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:
•elected Claire Hughes Johnson, Charles R.Patton and Frank V. Wisneski to serve as the Company’s class I directors until the Company’s 2026 annual meeting of stockholders and until their successors are elected and qualified;
•ratified the selection of RSM US LLP as the Company’s independent registered public accounting firm for 2023;
•approved, on a non-binding advisory basis, the compensation of the Company's named executive officers; and
•approved, on a non-binding, advisory basis, a proposal to include an advisory vote on executive compensation in its proxy statement every three (3) years.
Holders of the Company’s Class A common stock are entitled to one (1) vote per share and holders of the Company’s Class B common stock are entitled to five (5) votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting.

The matters acted upon at the 2023 Annual Meeting, and the voting tabulation for each matter, are as follows:
Proposal 1:    The election of the following nominees for class I directors for a term of three years:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Claire Hughes Johnson	102,295,809	13,390,154	4,492,077
Frank V. Wisneski	99,686,696	15,999,267	4,492,077
Charles R. Patton	115,111,477	574,486	4,492,077

Proposal 2:    Ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
119,184,565	976,097	17,378	—

Proposal 3: Advisory vote on the approval of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
99,002,214	16,649,980	33,769	4,492,077

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,238,251	32,516	92,389,368	25,828	4,492,077
Based on the recommendation of the Board of Directors in the Company’s Proxy Statement for the Annual Meeting and the voting results from Proposal 4, the Company will include an advisory vote on executive compensation in its proxy statement (say-on-pay vote) every three years until the next required vote on the frequency of a say-on-pay vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
June 20, 2023	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary